UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2013

Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania		17547
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 717-426-1931

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD.

We intend to present at our 2013 annual meeting of stockholders to be held at 10 a.m. eastern time on April 18, 2013 the following three presentations:

•	Presentation of our chairman and chief executive officer;

•	Presentation of the chairman of the special committee of our board of directors; and

•	Presentation of the chairman of our compensation committee.

We incorporate by reference in this Item 7.01 the texts of these presentations we attach as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Presentation of the Chairman and Chief Executive Officer of Donegal Group Inc.

99.2	Presentation of the Chairman of the Special Committee of the Donegal Group Inc. Board of Directors.

99.3	Presentation of the Chairman of the Compensation Committee of the Donegal Group Inc. Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.

By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Senior Vice
President and Chief Financial Officer

Date: April 18, 2013